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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       Form 8-K



                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                    March 6, 1997
                   Date of Report (Date of earliest event reported)



                            UNIVERSAL INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)



MINNESOTA                            0-18823                     41-0776502
(State or other              (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


                              5000 Winnetka Avenue North
                              New Hope, Minnesota  55428
                       (Address of principal executive offices)

                                    (612) 533-1169
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

    The Company issued a press release relating to the technical default of several covenants under its loan agreement with BankAmerica Business Credit, Inc. relating to (i) a minimum net worth covenant, (ii) a requirement to obtain a commitment letter by February 28, 1997 from another lender for refinancing of the current loan and (iii) certain other provisions relating to miscellaneous reporting requirements. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Filed herewith are the following exhibits:

99.1     Press release dated March 6, 1997

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             UNIVERSAL INTERNATIONAL, INC.
                             (Registrant)



Dated: March 12, 1997             By
                                    -------------------------------------------
                                  James A. Patineau
                                  Its Chief Financial Officer



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